                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     John Hancock Variable Series Trust I
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


     -------------------------------------------------------------------------
     (5) Total fee paid:


     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


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     (4) Date Filed:


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

                      John Hancock Variable Series Trust I

                    Notice of Special Meeting of Shareholders



     A special meeting of shareholders of the John Hancock Variable Series Trust I (the "Fund") will take place at 11:00 A.M., on Friday, April 23, 1999. The meeting will be held at the offices of John Hancock Variable Life Insurance Company ("JHVLICO"), 197 Clarendon Street, Boston, Massachusetts 02117 (telephone 1-800-732-5543). At the meeting, the shareholders will consider:

           -----------------------------------------------------
           1. A proposal to elect six Trustees to the Board of Trustees.

           2.   A proposal to change the status of the
                investment objectives and policies of the Growth & Income, Large Cap Growth, Real
                Estate Equity, and Sovereign Bond Portfolios so that a shareholder vote will generally not be required to make future changes in such investment objectives and policies.

           3. A proposal to permit the Managed, Growth & Income, Large Cap Growth, Real Estate Equity, Sovereign Bond, and Money Market Portfolios to engage in securities lending.

           4. A proposal to change the investment restrictions of the Diversified Mid Cap Growth and Short-Term Bond Portfolios with respect to illiquid securities.

           5. A proposal to (i) change the methodology for allocating certain of the non-advisory expenses of the Trust among the Trust portfolios and (ii) reduce the "expense cap" in each of the Investment Management Agreements between John Hancook and the Trust.

           -----------------------------------------------------

     In addition, any other matters relating the conduct of the meeting may also be transacted at the meeting.

An owner of a variable life insurance policy or a variable annuity contract will be entitled to vote only if he/she had policy assets invested in the Fund at the close of business on February 26, 1999. John Hancock is soliciting votes from owners invested in the following Portfolios with respect to matters affecting those Portfolios:


                                                           Proposals
                                                  ---------------------------
Portfolio                                               1.            2.            3.           4.             5.
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Managed                                                 X                           X                           X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Growth & Income                                         X             X             X                           X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Equity Index                                            X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Large Cap Value                                         X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Large Cap Growth                                        X             X             X                           X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Mid Cap Value                                           X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Mid Cap Growth                                          X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Diversified Mid Cap Growth                              X                                        X              X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Real Estate Equity                                      X             X             X                           X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Small/Mid Cap CORE                                      X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Small Cap Value                                         X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Small Cap Growth                                        X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Global  Equity                                          X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
International Balanced                                  X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
International Equity Index                              X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
International Opportunities                             X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Emerging Market Equities                                X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Short-Term Bond                                         X                                        X              X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Bond Index                                              X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Sovereign Bond                                          X             X             X                           X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Strategic Bond                                          X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
High Yield Bond                                         X                                                       X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------
Money Market                                            X                           X                           X
------------------------------------------------- ------------- ------------- ------------- ------------- -------------

                                                       Thomas J. Lee
                                                       Vice Chairman
                                                       Board of Trustees

Boston, Massachusetts
March 19, 1999



--------------------------------------------------------------------------------
We have enclosed a voting instruction form for each Portfolio you are using.
                                               ----
Please complete and return all enclosed voting instruction form(s), even if you
                           ---
expect to be present at the meeting. You may still vote in person if you attend the meeting.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

General


     The management of the Fund is soliciting voting instructions from the shareholders of all of its Portfolios for use at the special meeting on April 23, 1999. The solicitation includes all shares of the Fund attributable to owners' assets in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, and I; and John Hancock Mutual Variable Life Insurance Account UV (the "Accounts"). This proxy statement is being furnished in connection with the solicitation.

     The Fund will bear the cost of (1) printing and mailing this notice, proxy statement, and accompanying voting instructions form and (2) tabulating the votes. In addition to solicitations by mail, a number of regular employees of John Hancock may solicit voting instructions in person or by telephone. Such employees will receive no compensation for such services. The management of the Fund first mailed solicitation materials to owners on March 19, 1999.

--------------------------------------------------------------------------------
You may obtain, free of charge, a copy of the Series Trust's 1998 annual report and a copy of its current prospectus. Requests for the copies should be made to Fund at the address or toll-free telephone number shown in the notice attached at the front of this proxy statement.
--------------------------------------------------------------------------------

Voting Instructions

     Although JHVLICO and John Hancock, through the Accounts, legally own all of the Series Trust's shares, JHVLICO and John Hancock will vote all such shares in accordance with the voting instructions given by the owners of variable life insurance policies and variable annuity contracts (collectively referred to as "contracts").

     Any authorized voting instructions will be valid for any adjournment of the special meeting. Only the owner executing the voting instructions can revoke them. If the management of the Fund receives an insufficient number of votes to approve the proposal, the special meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

     Any person giving voting instructions may revoke them at any time prior to exercising them by submitting, to the Series Trust, a superseding voting instruction form or written notice of revocation. In addition, an owner present at the special meeting my withdraw his/her voting instruction form and vote in person. Mere attendance at the special meeting will not revoke the voting instructions. JHVLICO and John Hancock will vote the Portfolio shares in accordance with all properly executed and unrevoked voting instructions received in time for the special meeting.

     JHVLICO and John Hancock will vote the portfolio shares held in their respective Accounts on a Portfolio-by-Portfolio basis. Portfolio shares that are attributable to contracts will be voted by JHVLICO and John Hancock in accordance with the voting instructions received from the owners participating in that Portfolio. Portfolio shares which are not attributable to contracts or for which no timely voting instructions are received will be voted by JHVLICO or John Hancock in the same proportion as the voting instructions which are received from all owners invested in the Portfolio through that Account. Portfolio shares which are not attributable to contracts include shares purchased with contributions made as "seed money" to the Portfolio by JHVLICO or John Hancock.

     Please refer to Appendix A to this proxy statement if you would like additional information about the number of Portfolio shares attributable to JHVLICO or John Hancock (rather than to owners).

Majority Voting

     For the shareholders to approve any of the proposal in this proxy statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Portfolio. When used in this proxy statement, "a majority of the outstanding voting shares" means either:

     (1) the affirmative vote of more than 50% of the outstanding shares; or

     (2) if less than 50% of the outstanding shares is present or represented at the special meeting, then 67% or more of those shares actually present or represented.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

     The persons named in the accompanying voting instruction form intend to vote, at the special meeting, to elect the persons named below as members of the Board of Trustees. If elected, these persons will serve until their successors are elected and qualified. The Trustees have served as such since the dates indicated below. Three of the six Trustees - William H. Dykstra, Elizabeth G. Cook, and Thomas J. Lee - were last elected by a majority of the owners of all then-current Fund portfolios in April of 1995. Since that date, the Board of Trustees has recommended three new Trustees -- Michele G. Van Leer, Diane C. Kessler, and Robert Verdonck -- to fill vacancies on the Board of Trustees occasioned by the resignations of three Trustees. With a proper instruction to the persons named on the voting instructions form, an owner may withhold his/her vote for one or more of the Trustees running for election.

     Election of each Trustee to the Board of Trustees will require the vote of more than 50% of the outstanding shares of all the Portfolios represented at this special meeting.

     --------------------------------------------------------------
     The Board of Trustees of the Fund recommends that owners give instructions to vote FOR the election of the below-named
                          ---
     Trustees.
     --------------------------------------------------------------

Information About the Trustees

     The following table sets forth the position of each Trustee and his or her principal occupation or employment during the last five years.


Name and Position                                            First Became
  With the Board        Principal Occupation                 a Member
  --------------        --------------------                 --------

MICHELE G. VAN LEER     Senior Vice President, Product       September 16, 1998
   Chairman and         and Market Management, John
      Member            Hancock Mutual Life Insurance
                        Company.  Director, John Hancock
                        Variable Life Insurance Company.
                        Age 40.

THOMAS J. LEE           Vice President, Life and Annuity     February 8, 1994
   Vice Chairman        Services, John Hancock Mutual Life
       and Member       Insurance Company.  Director, John
                        Hancock Variable Life Insurance
                        Company.  Age 45.

WILLIAM H. DYKSTRA      Certified Public Accountant.              May 17, 1979
     Member             Director and Member of the Executive
                        Committee, East Boston Savings Bank.
                        Director, Arrow Mutual Liability Company.
                        Director, Chase Corporation.  Age 70.

ELIZABETH G. COOK       Former Executive Director, The            April 13, 1993
     Member             Advertising Club of Greater Boston.
                        Age 62

DIANE C. KESSLER        Executive Director, Massachusetts         April 9, 1999
     Member             Council of Churches. Age 50.


ROBERT VERDONCK         President and CEO, East Boston            April 9, 1999
     Member             Savings Bank.  Age 53.


     Portfolio shares attributable to Trustees owning variable life insurance policies and variable annuity contracts did not, in the aggregate, constitute more than 1% of the outstanding shares of any Portfolio as of February 26, 1999.

     Four meetings of the Board of Trustees were held during the last fiscal year. Mr. Dykstra, Mr. Lee, and Ms. Cook attend all four meetings. Two audit committee meeting and two nominating committee meetings were held during the last fiscal year. All members of those committees attended those meetings.

     Ms. Van Leer and Mr. Lee are "interested persons" as defined in the Investment Company Act of 1940 by reason of their relationship with John Hancock.

     John Hancock and JHVLICO compensate the officers of the Series Trust. Trustees affiliated with John Hancock (Ms. Van Leer and Mr. Lee) serve without compensation. All other Trustees are compensated by the Series Trust. For the last fiscal year, the unaffiliated Trustees receive the following compensation:

-------------------------------- ------------------ --------------- --------------- -----------------
                                                    Pension or                      Total
                                                    Retirement                      Compensation
                                                    Benefits        Estimated       from Registrant
                                 Aggregate          Accrued as      Annual          and Fund
                                 Compensation       Part of Fund    Benefits Upon   Complex Paid to
Name of Trustee                  from Registrant    Expenses        Retirement      Directors
-------------------------------- ------------------ --------------- --------------- -----------------
WILLIAM DYKSTRA, Trustee         $                  N/A             N/A             $
-------------------------------- ------------------ --------------- --------------- -----------------
ELIZABETH G. COOK, Trustee       $                  N/A             N/A             $
-------------------------------- ------------------ --------------- --------------- -----------------

                                   PROPOSAL 2

                      APPROVAL TO MAKE NON-FUNDAMENTAL THE
                      INVESTMENT OBJECTIVES AND POLICIES OF
                     THE GROWTH & INCOME, LARGE CAP GROWTH,
                REAL ESTATE EQUITY, AND SOVEREIGN BOND PORTFOLIOS

     The Trustees have unanimously approved a proposal to make "non-fundamental" the investment objectives and certain investment policies of the Growth & Income, Large Cap Growth, Real Estate Equity, and Sovereign Bond Portfolios. This means that future changes in these objectives and policies could be made without the approval of owners who participate in these four Portfolios.

     For a complete description of the current investment objective and policies of each of these Portfolios, please consult the Fund's prospectus under the caption "Investment Objectives and Policies." (If you wish to obtain a copy of the Fund's current prospectus, free of charge, please direct your request to the Fund at the address or telephone number given in the Notice of Special Meeting at the beginning of this proxy statement.)

     Neither John Hancock or the sub-investment managers of any of these portfolios is currently planning any such change. However, if such a change were made, shareholders would not have a legal right to approve or disapprove of it.

Reasons for Proposed Change

     The investment objectives and policies for these Portfolios are currently classified as "fundamental." A fundamental investment objective or policy may be changed only by a vote of the Portfolio's owners. Under the Investment Company Act of 1940, however, a Portfolio's investment objective and policies are not required to be classified as fundamental.

     The Trustees have approved the reclassification from fundamental to non-fundamental of the investment objectives and policies of these Portfolios to provide the Portfolios' sub-investment managers with enhanced investment flexibility to respond to market, industry, or regulatory changes. A portfolio's non-fundamental investment objective or policy may be changed at any time without the approval of the Portfolio's owners.

     In former years, it was common practice for a mutual fund's investment objectives and policies to be made "fundamental" even though they were not required to be. This practice has grown increasingly inconvenient, however, as the pace of innovation in the investment markets has accelerated. Accordingly, the trend in the mutual fund industry has increasingly been to keep to a minimum the number of investment objectives and policies that are designed as fundamental. Indeed, that is the approach that has been followed with the Series Trust's own more recently-created Portfolios.

     Furthermore, as new Portfolios have been added to the Fund in recent years it has been desirable to adjust the investment objectives and policies of some of the older Portfolios in an effort to preserve the best overall "mix" of investment options. Moreover, when a change is made that requires owner approval, the Fund normally pays the cost of seeking such approval. Therefore, to the extent that this Proposal 2 obviates the need for some such future approvals, owners will reap the benefit of the cost savings.

     Last year, a proposal identical to this Proposal 2 was approved by owners participating in the Series Trust's Managed, Diversified Mid Cap Growth (formerly, Special Opportunities), Short-Term Bond (formerly, Short-Term U.S. Government), and International Equity Index (formerly, International Equities) Portfolios.

Trustees' Recommendation

     The Board of Trustees has determined that the proposal to make non-fundamental the investment objectives and policies of the Growth & Income, Large Cap Growth, Real Estate Equity, and Sovereign Bond Portfolios is in the best interests of the Fund and the owners of those Portfolios.

     --------------------------------------------------------------
     The Board of Trustees of the Fund recommends that owners of the Growth & Income, Large Cap Growth, Real Estate Equity, and Sovereign Bond Portfolios give instructions to vote FOR the
                                                         ---
     approval of this Proposal 2.
     --------------------------------------------------------------

                                   PROPOSAL 3

                APPROVAL TO PERMIT THE MANAGED, GROWTH & INCOME,
                     LARGE CAP GROWTH, REAL ESTATE EQUITY,
                  SOVEREIGN BOND, AND MONEY MARKET PORTFOLIOS
                        TO ENGAGE IN SECURITIES LENDING.

     The current fundamental investment restrictions of the Fund contain a general prohibition against the making of loans by any Portfolio. All of the Portfolios other than the six listed above, however, are subject to an exception from that prohibition that permits them to lend their portfolio securities, in an amount not to exceed 33 1/3% of the respective Portfolio's total assets. The purpose of this Proposal 3 is to extend that exception to these six Portfolios as well.

Reasons for Proposed Change

     Lending securities is a common portfolio management practice whose purpose is to earn additional income from the ownership of the securities, by lending them for temporary purposes to others. Such loans are used, for example, by brokers in order to cover settlement failures in securities truncations. Any such loans will be collateralized in a way that satisfies the relevant sub-investment manager that the risk to the Portfolio is minimal. This change is reflected in revised fundamental investment restriction (2), as follows (deleted language in brackets; added language underscored):

     "No Portfolio will:

                                      ***

     (2) Make loans, other than through the acquisition of obligations in which the Portfolio may invest consistent with its objective and investment policies, except that [the Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Strategic Bond, and High Yield Bond Portfolios] each Portfolio may lend portfolio securities not having a value
                 ---- ---------
     in excess of 33 1/3% of the Portfolio's total assets."

     A complete list of the Fund's investment restrictions is contained in the Fund's current Statement of Additional Information ("SAI"). (If you wish to obtain a copy of the Fund's current SAI, free of charge, please direct your request to the Fund at the address or telephone number given in the Notice of Special Meeting at the beginning of this proxy statement.)

Trustees' Recommendation

The Board of Trustees has determined that the proposal to extend the ability of the Managed, Growth and Income, Large Cap Growth, Real Estate, Sovereign Bond, and Money Market Portfolios to make loans of their portfolio securities on the same basis as the other Portfolios is in the best interests of the Fund and the owners of those named Portfolios.

     The Board of Trustees recommends that the owners of the Managed, Growth & Income, Large Cap Growth, Real Estate Equity, Sovereign Bond, and Money Market Portfolios give instructions to vote FOR approval of this Proposal
                                                 ---
     3.

                                   PROPOSAL 4

               APPROVAL OF CHANGES IN THE INVESTMENT RESTRICTIONS
                       OF THE DIVERSIFIED MID CAP GROWTH
                         AND SHORT-TERM BOND PORTFOLIOS

     At a meeting of the Fund's Board of Trustees held on March 2, 1999, the Trustees unanimously approved a proposal to eliminate a current restriction that prohibits the Diversified Mid Cap Growth and Short-Term Bond Portfolios, absent shareholders approval, from investing in repurchase agreements maturing in more than seven days, other restricted securities, or other securities that are not directly marketable if the total of all such securities owned by the Portfolio in question would exceed 10% of its assets.

     The restriction, however, is a "fundamental" investment restriction. Its elimination, therefore, requires the approval of the Portfolios' shareholders. This Proposal 4 seeks that approval.

Reasons for the Proposal

     This Proposal 4 would eliminate a current restriction that prohibits the Diversified Mid Cap Growth and Short-Term Bond Portfolios, absent owner approval, from investing in repurchase agreements maturing in more than seven days, other restricted securities, or other securities that are not directly marketable if the total of all such securities owned by the Portfolio in question would exceed 10% of its assets. This restriction was put in place at a time when the SEC imposed a maximum of 10% on fund ownership of illiquid securities. Now the SEC-imposed limit is 15%. In order to be able to adjust more easily to such administrative changes, and to provide enhanced flexibility, relatively few mutual funds now make their policy on illiquid securities "fundamental." If this Proposal 4 is approved, these Portfolios, similarly, would have no "fundamental" policy about illiquid investments and therefore could change their practices in this regard from time to time without a vote of owners (or any expense or delay that such a vote might involve).

     Nevertheless, in conformity with the current SEC position mentioned above, each Portfolio intends for the foreseeable future to observe a 15% limit on its illiquid securities, as a non-fundamental policy. Given the relative stability of owners' allocations to the Fund's Portfolios, John Hancock does not believe that increasing the maximum amount of illiquid securities from 10% to 15% is likely to have any adverse impact on either Portfolio's ability to meet redemption request on a timely basis. Moreover, increasing the limit could in at least some, perhaps unlikely, circumstances reduce transaction costs that otherwise might arise from the need to dispose of illiquid securities.

Trustees' Recommendation

     The Board of Trustees has determined that the proposed changes to the investment restrictions are in the best interests of the Fund and the owners of Portfolios of the Diversified Mid Cap Growth and Short-Term Bond.

     The Board of Trustees recommends that the owners of the Diversified Mid Cap Growth and Short-Term Bond Portfolios give instructions to vote FOR
                                                                     ---
     approval of this Proposal 4.

                                  PROPOSAL 5

              APPROVAL OF CHANGES IN METHODOLOGY FOR ALLOCATING
                     EXPENSES AND REDUCTION OF EXPENSE CAP

     At a meeting of the Fund's Board of Trustees held on March 8, 1999, the Trustees unanimously approved, and voted to recommend that the owners approve, a proposal to

          (i) change the methodology for allocating certain of the non-advisory expenses of the Fund among the Fund Portfolios as set forth below and

          (ii) reduce the level above which John Hancock will reimburse the portfolios for annual non-advisory expenses (the "expense cap") in each of the five current investment management agreements ("Management Agreements") between John Hancock and the Fund.

     The following Management Agreements were last approved by the owners on April 14, 1997:

      (1) the Management Agreement, dated April 12, 1988, relating to the Growth & Income, Sovereign Bond, Money Market, Large Cap Growth, and Managed Portfolios;

      (2) the Management Agreement, dated April 12, 1988, relating to the Real Estate Equity Portfolios;

      (3) the Management Agreement, dated April 15, 1994, relating to the Short-Term Bond and Diversified Mid Cap Growth Portfolios; and

      (4) the Management Agreement, dated April 15, 1996, relating to the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios.

This approval was obtained because of a reallocation to the Fund of certain expenses relating to the administration and operation of the Fund.

     The Management Agreement, dated April 12, 1988, relating to the International Equity Index Portfolio was last approved by owners on April 27, 1998. This approval was obtained to change the Portfolio's investment program.

     The Management Agreement, dated April 14, 1998, relating to the Small/Mid Cap CORE, High Yield Bond, Bond Index, Global Equity, and

Emerging Markets Equity Portfolios was last approved by owners in May,1998. This was the initial approval of that Management Agreement.

     A copy of the form of Management Agreement is included as Appendix B to this proxy statement. A table of fees paid to John Hancock under the current Management Agreement is included as Appendix C to this statement. Additional information concerning John Hancock and the Management Agreements is set forth in Appendix D to this proxy statement.


REALLOCATION OF NON-ADVISORY FUND EXPENSES

     Section 3 of all of the above-cited Management Agreements pertains specifically to the allocation of expenses incurred in connection with those Management Agreements. The expenses allocated to the Fund include, among other things, the following:

     (1) the charges and expenses of any custodian or depository appointed by the Fund (i) for the safekeeping of its cash, portfolio securities and other property, (ii) for providing accounting and valuation services, and (iii) for monitoring compliance with federal laws and regulations;

     (2) the charges and expenses of the Fund's independent auditors;

     (3) the cost of the Fund's fidelity bond;

     (4) the expenses in preparing, printing and distributing voting instruction information statements (commonly referred to as "proxy statements") and in tabulating proxy votes;

     (5) the expenses in printing and distributing annual and semi-annual reports of the Fund to owners;

     (6) the fees and expenses involved in registering and maintaining registrations of the Fund and its shares with the SEC (i.e., the printing and filing, but not printing in bulk, of the Fund prospectuses); and

     (7) the fees and costs for legal services provided to or on behalf of the Fund by John Hancock lawyers and outside counsel incurred in the conduct of the business and affairs of the Fund (including the development of such things as prospectuses, proxy statements, Fund resolutions and Fund procedures).

The above items constitute the bulk of non-advisory expenses allocable to the Fund. This Proposal 5 relates to how these non-advisory Fund expenses are allocated by the Fund among the various Fund Portfolios.
          ---------------------------------------------

     The allocation of Fund expenses must be made in accordance with the terms of the Fund's Declaration of Trust. Subsection 3.3(a)(2) of the Declaration of Trust contains the following relevant statements: "The assets belonging to each particular Portfolio shall be charged with the liabilities of the [Fund] with respect to that Portfolio and all expenses, costs, charges, and reserves attributable to that Portfolio. Any general liabilities, expenses, costs, charges, or reserves of the [Fund] which are not readily identifiable as
                                   -------------------------------------
belonging to any particular Portfolio shall be allocated by the Trustees to any
-------------------------------------
one or more of the Portfolios established by the Trustees." In short, if an expense is not "readily identifiable" to a particular Portfolio, the Trustees are free to allocate that expense among the Portfolios on any basis that, in their reasonable judgement, appears fair and equitable.

     Appendix E to this proxy statement is a listing of the various non-advisory Fund expenses identified above, in some cases further subdivided into constituent parts. Appendix E shows how each of these expense items (or sub-items) is currently allocated to the Portfolios and how those expenses would be allocated in the future, if this proposal is approved. In most cases, as shown in Appendix E, the allocation among the Portfolios would be made on an asset-weighted basis rather than on the current basis (which is generally an equal
                                                                       -----
allocation across all affected Portfolios). John Hancock acknowledges that, in order to fully implement this proposal, it will be necessary to renegotiate the compensation arrangements with State Street Bank and Trust Company under the Custodian Agreement and the Sub-Administration Agreement to reflect the proposed expense allocation methodology.


REDUCTION IN EXPENSE CAP

     Under the Management Agreements, John Hancock currently reimburses each Portfolio for annual non-advisory expenses (excluding certain expenses such as brokerage and taxes) that exceed 0.25% of the Portfolio's average daily net assets. John Hancock has proposed that the Fund amend the Management Agreements to reduce this "expense cap" to 0.10% of a Portfolio's average daily net assets. Ordinarily, a reduction in the "expense cap" would be expected to result in an increase in the amount of John Hancock's reimbursement to the Fund. However, because of the proposed reallocation of Trust expenses, the amount of John Hancock's reimbursement to the Fund would actually be expected to decrease if this proposal is adopted. In 1998, John Hancock's expense reimbursement to the Fund totaled about $1.3 million for all Portfolios. Appendix F to this proxy statement shows the expense reimbursement for each Portfolio in 1998 and an estimate of what that expense reimbursement would have been had this proposal for reallocation of Fund expenses and reduction in the expense cap been in effect in 1998.

REASONS FOR THIS PROPOSAL

     Fairness of Allocation Methodology
     ----------------------------------

     The rationale for the expense reallocation depends upon the type of expense involved. For those expenses (such as printing and distribution of annual reports and proxy statements for multiple Portfolios) that are driven by the number of owners receiving the document in question, the Trustees have determined that it is reasonable to allocate more of the expense to the larger Portfolios that have more owners. Although asset size is not an exact proxy for the number of owners, there is clearly a rough correlation. For those expenses (such as domestic custodianship fees and general legal costs) that are of general utility to the Fund as a whole, the Trustees have determined that it is reasonable to expect each owner, regardless of Portfolio, to bear a roughly equal share of the expense burden. This is accomplished more nearly by an asset-weighted allocation than by the current methodology.

     For those expenses that are clearly identifiable to a specific Portfolio (i.e., transaction charges and proxy statements for a single Portfolio), the only change in allocation methodology is with respect to legal costs for proxy statements. Also, no change is recommended for foreign custodianship fees because such fees are considerably higher than domestic custodianship fees and vary widely from country to country. The Trustees have determined that it would be inappropriate to allocate such fees to any Portfolio that did not invest in foreign securities or to allocate such fees equally across global and international Portfolios that differ widely in their country selections.

     Benefits to Owners
     ------------------

     Although the five largest Portfolios would incur relatively modest increases in expenses under Proposal 5 (in each case less than 0.03%), there would be significant decreases in the expense ratio for each of the remaining 18 Portfolios (as shown in Appendix G to this proxy statement). Such expense reductions would allow producers and agents who sell Fund-supported variable life insurance and variable annuity products to use higher net investment return assumptions in product illustrations. John Hancock is convinced that the enhanced product performance shown in those illustrations will significantly improve the competitive position of the Fund-supported products, thereby increasing sales of the products and generating more rapid growth in Fund assets. More rapid growth in Fund assets will benefit the various Portfolios because breakpoints at which management fees decrease will be reached more rapidly. Moreover, Proposal 5 would result in less variance among the Portfolios' expense ratios. This would benefit all owners in that it would significantly reduce the expense cost barriers to reallocation of funds to most of the Portfolios (while increasing that barrier only very modestly with respect to only five Portfolios).

TRUSTEES' RECOMMENDATION

     The Board of Trustees has determined that the proposal to change the methodology for allocating expenses and reduce the expense cap is in the best interests of the Fund and its owners.


   --------------------------------------------------------------------
     THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT OWNERS OF GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THIS PROPOSAL 5.
                          ---
   --------------------------------------------------------------------

                                                                      APPENDIX A

                          RECORD DATE AND VOTING SHARES


     As of the close of business on February 26, 1999 ("the record date"), the following shares were outstanding:

        Name of                                        Number
        Portfolio                                      of shares
        ---------                                      ---------

---------------------------------------------------- ------------------------
Managed
---------------------------------------------------- ------------------------
Growth & Income
---------------------------------------------------- ------------------------
Equity Index
---------------------------------------------------- ------------------------
Large Cap Value
---------------------------------------------------- ------------------------
Large Cap Growth
---------------------------------------------------- ------------------------
Mid Cap Value
---------------------------------------------------- ------------------------
Mid Cap Growth
---------------------------------------------------- ------------------------
Diversified Mid Cap Growth
---------------------------------------------------- ------------------------
Real Estate Equity
---------------------------------------------------- ------------------------
Small/Mid Cap CORE
---------------------------------------------------- ------------------------
Small Cap Value
---------------------------------------------------- ------------------------
Small Cap Growth
---------------------------------------------------- ------------------------
Global  Equity
---------------------------------------------------- ------------------------
International Equity Index
---------------------------------------------------- ------------------------
International Balanced
---------------------------------------------------- ------------------------
International Opportunities
---------------------------------------------------- ------------------------
Emerging Market Equities
---------------------------------------------------- ------------------------
Short-Term Bond
---------------------------------------------------- ------------------------
Bond Index
---------------------------------------------------- ------------------------
Sovereign Bond
---------------------------------------------------- ------------------------
Strategic Bond
---------------------------------------------------- ------------------------
High Yield Bond
---------------------------------------------------- ------------------------
Money Market
---------------------------------------------------- ------------------------

     Each Fund share is entitled to one vote, and fractional votes will be counted.

     The number of Fund shares attributable to each owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the special meeting, the policy's cash (or account) value (less any outstanding indebtedness) in the corresponding subaccount of the applicable Account by the net asset value of one share in the corresponding Fund Portfolio in which the assets of the subaccount are invested.

     The number of Fund shares attributable to each owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the special meeting, the value of the accumulation shares under a contract (or for each contract under which annuity payments have commenced, the contract reserves) in the corresponding subaccount of the applicable Account by the net asset value of one share in the corresponding Fund portfolio in which the assets of he subaccount are invested.

     As of the close of business on February 26, 1999, JHVLICO and John Hancock had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

                                                                 Percentage of
  Name of                                      Number            Total Shares
  Portfolio                                    of Shares         Outstanding
  ---------                                    ---------         -----------

---------------------------------------------- ----------------- -------------
Managed
---------------------------------------------- ----------------- -------------
Growth & Income
---------------------------------------------- ----------------- -------------
Equity Index
---------------------------------------------- ----------------- -------------
Large Cap Value
---------------------------------------------- ----------------- -------------
Large Cap Growth
---------------------------------------------- ----------------- -------------
Mid Cap Value
---------------------------------------------- ----------------- -------------
Mid Cap Growth
---------------------------------------------- ----------------- -------------
Diversified Mid Cap Growth
---------------------------------------------- ----------------- -------------
Real Estate Equity
---------------------------------------------- ----------------- -------------
Small/Mid Cap CORE
---------------------------------------------- ----------------- -------------
Small Cap Value
---------------------------------------------- ----------------- -------------
Small Cap Growth
---------------------------------------------- ----------------- -------------
Global  Equity
---------------------------------------------- ----------------- -------------
International Balanced
---------------------------------------------- ----------------- -------------
International Equity Index
---------------------------------------------- ----------------- -------------
International Opportunities
---------------------------------------------- ----------------- -------------
Emerging Market Equities
---------------------------------------------- ----------------- -------------
Short-Term Bond
---------------------------------------------- ----------------- -------------
Bond Index
---------------------------------------------- ----------------- -------------
Sovereign Bond
---------------------------------------------- ----------------- -------------
Strategic Bond
---------------------------------------------- ----------------- -------------
High Yield Bond
---------------------------------------------- ----------------- -------------
Money Market
---------------------------------------------- ----------------- -------------

                                                                      APPENDIX B

                          FORM OF MANAGEMENT AGREEMENT


     AGREEMENT made as of the ___ day of ____, 19__ by and between John Hancock Variable Series Trust I, a Massachusetts business trust having a place of business at John Hancock Place, Boston, Massachusetts 02117 (hereinafter called the "Series") and John Hancock Mutual Life Insurance Company, a Massachusetts corporation having its principal place of business at John Hancock Place, Boston, Massachusetts 02117 (hereinafter called "JHMLICO").

     WHEREAS, the Series is organized and engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, JHMLICO is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Series is authorized to issue shares of beneficial interest in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Series currently offers shares of beneficial interest in eighteen classes which are subject to separate management agreements with JHMLICO that do not apply to the Portfolios referred to below, and

     WHEREAS, the Series intends to offer shares of beneficial interest in five additional classes (the "Initial Portfolios" under this Agreement) designated [name of individual Portfolios], (together with other classes subsequently established by the Series, the "Portfolios) and the Series desires to retain JHMLICO to render investment advisory services under this Agreement, and JHMLICO is willing to do so.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.   APPOINTMENT OF JHMLICO AS MANAGER.

     (a)  Initial Portfolios.  The Series hereby appoints JHMLICO and JHMLICO
          ------------------
hereby accepts the appointment, to act as investment adviser and manager to each of the Initial Portfolios for the period and on the terms herein set forth, for the compensation herein provided.

     (b)  Additional Portfolios. In the event that the Series establishes one or
          ---------------------
more classes of shares other than the Initial Portfolios with respect to which it desires to retain JHMLICO to render investment advisory and management services hereunder, it shall so notify JHMLICO in writing. If it is willing to render such services JHMLICO shall notify the Series in writing, whereupon such class of shares shall become a Portfolio hereunder.

     (c)  Independent Contractor. JHMLICO shall for all purposes herein be
          ----------------------
deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Series.

2.   PROVISION OF INVESTMENT MANAGEMENT SERVICES.

     JHMLICO will provide to the Portfolios a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Series. JHMLICO will manage the investment and reinvestment of the assets in the Portfolios, and perform the other functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Series and, as in effect from time to time, the provisions of the Series' Declaration of Trust, Bylaws, prospectus, statement of additional information, the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations) or any directions or instructions delivered to JHMLICO in writing by the Series from time to time.

     Except to the extent that the Board of Trustees approves performance of any of the following functions by any custodian, transfer agent, independent counsel, or other independent agent, JHMLICO will, with respect to the
Portfolios:

     (a) advise the Series in connection with policy decisions to be made by its Board of Trustees or any committee thereof and, upon request, furnish the Series with research, economic and statistical data in connection with the Series' investments and investment policies;

     (b)  provide administration of the day to day operations of the Series;

     (c) submit such reports relating to the valuation of the Series' securities as its Board of Trustees may reasonably request;

     (d) assist the Series in any negotiations relating to its investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors and place orders for purchases and sales of portfolio investments;

     (e) provide office space and office equipment and supplies (including telephone and other utility services), accounting and data processing equipment and necessary executive, legal, accounting, clerical and secretarial personnel for the administration of the affairs of the Series;

     (f) maintain and preserve the records required by the 1940 Act to be maintained and preserved by the Series, to the extent not maintained by the Series' custodian, distributor, transfer agent or any Sub-Investment Manager;

     (g) oversee, and use its best efforts to assure the performance of all the activities and services of any custodian, distributor, transfer agent or other similar agent retained by the Series;

     (h) value the assets and liabilities of the Series, compute the daily income, net asset value and yield of each Portfolio; and

     (i)  supervise the activities of each Sub-Investment Manager.

     The Series will provide timely information to JHMLICO regarding such matters as purchases and redemptions of shares in each Portfolio and the cash requirements of, and cash available for investment in, each Portfolio, and all other information as may be reasonably necessary or appropriate in order for JHMLICO to perform its responsibilities hereunder.

3.   ALLOCATION OF EXPENSES.

     Except as set forth below, each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.

     (a)  The Series agrees to assume the Portfolios' share of the expense of:

          (i) brokerage commissions for transactions in the portfolio investments of the Series and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

          (ii)  the advisory fees called for in this Agreement;

          (iii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series to federal, state or other governmental agencies, and the expenses and costs associated with the preparation and filing of all tax returns;

          (iv)  interest payable on the Series' borrowings;

          (v) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Series in connection therewith;

          (vi) the charges and expenses of any custodian or depository appointed by the Series for the safekeeping of its cash, portfolio securities and other property, for providing accounting and valuation services, and for monitoring compliance with federal laws and regulations, subject to the Board of Trustees' approval as to the scope of such accounting, valuation, and monitoring functions;

          (vii) the charges and expenses of its independent auditors;

          (viii)the cost of the fidelity bond required by 1940 Act Rule 17g-l;

          (ix) the compensation and travel expenses of trustees who are not "interested persons" within the meaning of the 1940 Act;

          (x) the expenses in preparing, printing and distributing voting instruction information statements to persons entitled to give voting instructions in tabulating proxy votes and in printing and distributing to policyowners and contractowners annual and semi-annual reports;

          (xi) fees and costs for legal services provided to or on behalf of the Series (including fees and costs of independent counsel and an allocable portion of the cost of JHMLICO's Law Department rendering such services) (for this purpose, "legal services" includes (but is not limited to) the services of such independent counsel or Law Department employees in the course of administering the business and affairs of the Series);

          (xii) charges of any independent agents (other than independent counsel) approved by the Board of Trustees;

          (xiii) the fees and expenses involved in registering and maintaining registrations of the Series and its shares with the Securities and Exchange Commission and various states and other jurisdictions; and

          (xiv) membership or association dues for the Investment Company Institute, the National Association of Variable Annuities, or similar trade association or for any self-regularly organization.

     (b) To the extent not assumed by the Series pursuant to (a) above, JHMLICO agrees to assume the Portfolios' share of the expense of:

          (i) the charges and expenses of any registrar, stock transfer or dividend disbursing agent;

          (ii) the cost of any stock certificates representing shares of the Series;

          (iii) the expenses of shareholders' meetings; trustees' meetings; printing and distributing Prospectuses and statements of additional information to prospective and existing policyowners and contractowners; preparing, printing, and distributing any advertising or sales literature to prospective and existing policyowners and contractowners; and any other activity and related legal services primarily intended to result in the sale of the Series' shares;

     (vi)  the expense of furnishing each shareholder statements of account;
and

     (v) the cost of and any errors and omissions insurance or other liability insurance covering the Series and/or its officers, directors and employees.

     (vi) fees and costs of independent counsel to Series not incurred in the actual conduct of the Series' affairs.


4.  SUB-INVESTMENT MANAGERS.

     Notwithstanding any other provision hereof, JHMLICO, with the approval of the Series, may contract with one or more Sub-Investment Managers to perform any of the investment management services required of JHMLICO under this Agreement; provided, however, that the compensation of any such Sub-Investment Manager will be the sole responsibility of JHMLICO and the duties and responsibilities of any such Sub-Investment Manager shall be as set forth in an agreement between the Series, JHMLICO and such Sub-Investment Manager. It is anticipated that JHMLICO and the Series will agree to contract initially [list of names of sub-investment managers].

     JHMLICO shall exercise reasonable care in selecting, for approval by the Series, any Sub-Investment Manager and in monitoring and supervising the performance of any Sub-Investment Manager but, except as provided in Section 14 hereof, shall not otherwise be legally responsible or liable for any action of any Sub-Investment Manager. It shall be a particular responsibility of JHMLICO to evaluate the investment performance of Sub-Investment Managers and that of potential Sub-Investment Managers and to supervise and monitor the practices of Sub-Investment Managers in selecting brokers and dealers to effect portfolio transactions, including the negotiation of commissions and the evaluation of services provided by such brokers and dealers.


5.  INVESTMENT ADVISORY FEE AND EXPENSE LIMITATION.

For all of the services rendered, facilities furnished and expenses paid or assumed as herein provided, the Series shall pay to JHMLICO a fee, which fee shall, with respect to each Portfolio, be at an effective rate of:

   [list of investment advisory fees for each Portfolio on an annual basis.]

     The fee shall be accrued daily and payable monthly as soon as possible after the last day of each calendar month. In the case of termination of this Agreement with respect to any Portfolio during any calendar month, the amount of the fee accrued to the date of termination shall be paid.

     "Current Net Assets" of any Portfolio for purposes of computing the amount of advisory fee accrued for any day shall mean that Portfolio's net assets for the most recent preceding day for which that Portfolio's net assets were computed.

     For any fiscal year in which the normal operating costs and expenses of any Portfolio of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of JHMLICO exceed 0.25% of that Portfolio's average daily net assets, JHMLICO will reimburse that Portfolio promptly after the end of the fiscal year in an amount equal to such excess. In the event of termination of this Agreement as of a date other than the last day of Series' fiscal year, JHMLICO shall pay any Portfolio of Series the amount by which such expenses incurred by that Portfolio prior to the date of termination exceeds a pro rata portion of the expense limitation.


6.  PORTFOLIO TRANSACTIONS.

     In connection with the investment and reinvestment of the assets of the Portfolios, JHMLICO is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Series and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Series. JHMLICO shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Series and its shareholders, JHMLICO shall have the right, subject to the control of the Board of Trustees, and to the extent authorized by the Securities and Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Series or to JHMLICO, who charge a higher commission rate to the Series than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. JHMLICO shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

     The fees payable to JHMLICO by the Series hereunder shall be reduced by any tender solicitation fees or similar payments received by JHMLICO, or any affiliated person of JHMLICO, in connection with the tender of investments of any Portfolio (less any direct expenses incurred by JHMLICO, or any affiliated person of JHMLICO, in connection with obtaining such fees or payments). JHMLICO shall use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of any Portfolio, provided, however, that neither JHMLICO nor any affiliated person shall be required to register as a broker-dealer for this purpose. JHMLICO shall advise the Board of Trustees of any fees or payments of whatever type which it may be possible for JHMLICO or an affiliate of JHMLICO to receive in connection with the purchase or sale of investment securities for any Portfolio.

7.  INFORMATION, RECORDS, AND CONFIDENTIALITY.

     The Series shall own and control all records maintained hereunder by JHMLICO on the Series' behalf and, in the event of termination of this Agreement with respect to any Portfolio for any reason, all records relating to that Portfolio shall promptly be returned to the Series, free from any claim or retention of rights by JHMLICO. JHMLICO also agrees, upon request of the Series, promptly to surrender such books and records or, at JHMLICO's expense, copies thereof to the Series or make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Series. JHMLICO further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2. JHMLICO shall supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

     JHMLICO shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Series has authorized such disclosure, or if such disclosure is expressly required by applicable Federal or state regulatory authorities.

     JHMLICO shall supply the Board of Trustees and officers of the Series with all statistical information regarding investments of the Portfolios which is reasonably required by them and reasonably available to JHMLICO.

8.  LIABILITY.

     No provision of this Agreement shall be deemed to protect JHMLICO against any liability to the Series or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Series against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties.

9.  DURATION AND TERMINATION OF THIS AGREEMENT.

    (a)  Duration.  This Agreement shall become effective with respect to each
         --------
Initial Portfolio on the date hereof and, with respect to any additional Portfolio, on the date of receipt by the Series of notice from JHMLICO in accordance with Paragraph 1(b) hereof that JHMLICO is willing to serve with respect to such Portfolio. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the Initial Portfolios and, with respect to each additional Portfolio until two years following the date on which such Portfolio becomes a Portfolio hereunder, and shall continue in full force and effect thereafter with respect to each Portfolio so long as such continuance with respect to any such Portfolio is approved at least annually (i) by either the Board of Trustees of the Series or by vote of a majority of the outstanding voting shares of such Portfolio, and
(ii) in either event by the vote of a majority of the Board of Trustees of the Series who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

    Any approval of this Agreement by the holders of a majority of the outstanding shares of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment", "vote of a majority of the outstanding shares" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

    (b)  Termination.  This Agreement may be terminated with respect to any
         -----------
Portfolio at any time, without payment of any penalty, by vote of the Board of Trustees of the Series, by vote of a majority of the outstanding shares of such Portfolio, or by JHMLICO on at least sixty (60) days written notice to the Series.

     (c)  Automatic Termination.  This Agreement shall automatically and
          ---------------------
immediately terminate in the event of its assignment.

10.  NAME OF JOHN HANCOCK.

     It is understood that the name "John Hancock", or any name derived from or similar to that name, and any logo associated with that name, is the valuable property of JHMLICO, and that the Series has the right to include "John Hancock" as a part of its name only so long as this Agreement shall continue. Upon termination of this Agreement the Series shall forthwith cease to use the John Hancock name and logos and shall submit to its shareholders, if necessary, an amendment to its Declaration of Trust to change the Series' name.

11.  SERVICES NOT EXCLUSIVE.

     The services of JHMLICO to the Series with respect to the Portfolios are not to be deemed exclusive and JHMLICO shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of JHMLICO and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

12.  AVOIDANCE OF INCONSISTENT POSITION.

     In connection with the purchase and sale of portfolio securities of the Portfolios, JHMLICO and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Series with those for other registered investment companies managed by JHMLICO or its affiliates, if orders are allocated in a manner deemed equitable by JHMLICO among the accounts and at a price approximately averaged.

13.  AMENDMENT.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Portfolio until approved specifically by (a) the Board of Trustees of the Series, or by vote of a majority of the outstanding shares of that Portfolio, and (b) by vote of a majority of those Trustees of the Series who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

14.  INDEMNIFICATION

     Except to the extent that a member of the Board of Trustees would thereby be protected against any liability to the Series or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the member's duties, or by reason of the member's reckless disregard either of the member's obligations and duties under this Agreement or of the duties involved in the conduct of the member's office, JHMLICO hereby indemnifies each person who is or has been a member of the Board of Trustees and will hold each harmless against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the member may become subject under the 1940 Act or any other statute or at common law or otherwise, by reason of his or her failure or alleged failure to take any action relating to the investment or reinvestment of assets in the Portfolios, regardless of whether a Sub-Investment Manager has been retained in connection with the Portfolio concerned, including any failure or alleged failure to seek or retain investment advice or management in addition to or in place of that provided by JHMLICO and its Sub-Investment Managers, if any. With respect to any losses, claims, damages, liabilities or litigation arising out of events occurring prior to the termination of this Agreement, this indemnity shall survive said termination.

15.  LIMITATION OF LIABILITY

     It is expressly agreed that the obligations of the Series hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents or employees of Series personally, but bind only the trust property of the Series, as provided in the Series' Declaration of Trust.

16.  GOVERNING LAW.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                         JOHN HANCOCK VARIABLE SERIES TRUST I
ATTEST:


____________________     By:______________________________
____________________     Title:Chairman and CEO


                         JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
ATTEST:

____________________     By:______________________________
____________________     Title:  Vice President

                                                                      APPENDIX C

---------------------------------------------------------------------------------------------------------------------------------
     Portfolio                    Investment Advisory Fee as an Annual Percentage of Each
                                  Portion of the Portfolios  Average Daily Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Managed                           .40% of first $500 million; .35% of next $500 million; .30% of net assets
Large Cap Growth                  above $1 billion
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income                   .25% of all net assets
Sovereign Bond
Money Market
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                   .75% of all net assets
Small Cap Growth
---------------------------------------------------------------------------------------------------------------------------------
Equity Index                      .15% of first $75 million; .14% of next $50 million; .13% of net assets above $125 million
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                   .80% of first $100 million; .75% of next $100 million; .65% of net assets above $200 million
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                     .80% of first $250 million; .775% of next $250 million; .75% of next $250 million; .725% of net assets above $750 million
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                    .85% of first $100 million; .80% of net assets above $100 million
---------------------------------------------------------------------------------------------------------------------------------
Diversified Mid Cap               .75% of first $250 million; .70% of next $250 million; .65% of net assets above $500 million
Growth
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity                .60% of first $300 million; .50% of next $500 million; .40% of net assets above $800 million
---------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE                .80% of first $50 million; .70% of net assets above $50 million
---------------------------------------------------------------------------------------------------------------------------------
Global Equity                     .90% of first $50 million; .80% of next $100 million; .70% of net assets above $150 million
---------------------------------------------------------------------------------------------------------------------------------
International                     .85% of first $100 million; .70% of net assets above $100 million
Balanced
---------------------------------------------------------------------------------------------------------------------------------
International                     .18% of first $100 million; .15% of next $100 million; .11% of net assets above $200 million
Equity Index
---------------------------------------------------------------------------------------------------------------------------------
International                     1% of first $20 million; .85% of next $30 million; .75% of net assets above $50 million
Opportunities
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                  1.30% of first $10 million; 1.20% of next $140 million; 1.10% of net assets above $150
 Equity                           million
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                   .30% of all net assets
---------------------------------------------------------------------------------------------------------------------------------
Bond Index                        .15% of first $100 million; .13% on next $150 million; .11% of net assets over $250 million
---------------------------------------------------------------------------------------------------------------------------------
Strategic Bond                    .75% of first $25 million; .65% of next $50 million; .55% of next $75 million; .50% of net assets above $150 million
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                   .65% of first $100 million; .60% on next $100 million; .50% of net assets above $200 million
---------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX D

                           JHVLICO AND JOHN HANCOCK;
    THE SUB-INVESTMENT MANAGERS; A SUMMARY OF THE SUB-INVESTMENT MANAGEMENT
                      AGREEMENTS; BROKERAGE TRANSACTIONS

JHVLICO AND JOHN HANCOCK

     JHVLICO, John Hancock Place, Boston, Massachusetts 02117, is a stock life insurance company chartered in 1979 under Massachusetts law. It is a wholly-owned subsidiary of John Hancock, authorized to transact a life insurance and annuities business in 49 states. JHVLICO began selling variable life insurance policies in 1980 and its Accounts owned Fund shares representing [ %] of the total net assets of the Fund on December 31, 1998.

     John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a mutual life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Fund shares representing [ %] of the total net assets of the Fund on December 31, 1998. John Hancock acts as "principal underwriter" of the Fund's shares pursuant to an Underwriting and Administrative Services Agreement, dated January 17, 1986, to which John Hancock and the Fund are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.

     John Hancock is managed by its Board of Directors, the members of which are elected by its policyholders. All of the Directors must be policyholders of John Hancock. The business address of all Directors and Executive Officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

     The following are the Directors and Chief Executive Officer of John
Hancock:

NAME                             PRINCIPAL OCCUPATION
----                             --------------------

Nelson F. Gifford                Principal, Fleetwing Capital Management
                                 (financial services)

Stephen L. Brown                 Chairman of the Board and Chief Executive
                                 Officer, John Hancock

E. James Morton                  Director, formerly Chairman of the Board and
                                 Chief Executive Officer, John Hancock

David F. D'Alessandro            President and Chief Operating Officer, John
                                 Hancock

Foster L. Aborn                  Vice Chairman of the Board, John Hancock

Joan T. Bok                      Chairman of the Board, New England Electric
                                 System (electric utility)

Robert E. Fast                   Senior Partner, Hale and Dorr (law firm)

John M. Connors, Jr.             President and Chief Executive Officer and
                                 Director, Hill, Holiday Connors Cosmopulos
                                 (advertising)

I. Macallister Booth             Retired Chairman of the Board and Chief
                                 Executive Officer, Polaroid Corporation
                                 (photographic products)

Samuel W. Bodman                 Chairman of the Board and Chief Executive
                                 Officer, Cabot Corporation (chemicals)

Kathleen F. Feldstein            President, Economic Studies, Inc. (economic
                                 consulting)

Richard F. Syron                 Chairman of the Board and Chief Executive
                                 Officer, American Stock Exchange

Michael C. Hawley                President and Chief Operating Officer, The
                                 Gillette Company (razors, etc.)

Robert J. Tarr, Jr.              Former President, Chief Executive Officer,
                                 Chief Operations Officer; Harcourt General,
                                 Inc. (publishing)

Edward H. Linde                  President and Chief Executive Officer, Boston
                                 Properties, Inc.

Wayne A. Budd                    Group President, Bell Atlantic - New England
                                 (telecommunications)


BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     Orders for the purchase and sale of portfolio securities of the portfolios of Variable Series Trust I (the "Portfolios") are placed in such a manner as in the opinion of John Hancock or the sub-investment manager will offer the best price and market for the execution of each transaction. In seeking best price and execution for securities traded in the over-the-counter market, John Hancock and the respective sub-investment managers normally deal directly with the principal market-makers. Evaluations of the overall reasonableness of any brokers' commissions are made by the persons placing transactions for the Portfolio on the basis of their experience and judgment. Such persons are authorized to pay a brokerage commission on a particular transaction that is in excess of what another broker might have charged in recognition of the value of the brokerage and research services received from the broker, although such authority is expected to be used very infrequently.

     Research and statistical services furnished by brokers handling transactions for the Portfolios may include analysts' reports on companies and industries, market forecasts, economic analyses, and the like. Such materials may be used by John Hancock and the sub-investment manager for the benefit of all the portfolios managed by John Hancock and the sub-investment manager and, accordingly, not all such research and statistical services may be used in connection with the Portfolios.

     While John Hancock and each sub-investment manager will be responsible for the allocation of the corresponding Portfolio's brokerage, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Trustees of Variable Series Trust I.

                                                                      APPENDIX E

                                                   CURRENT                                 PROPOSED
                                              ALLOCATION METHOD                        ALLOCATION METHOD
---------------------------------------------------------------------------------------------------------------------
Custodial and Administrative Costs:
---------------------------------------------------------------------------------------------------------------------
   Domestic Custodianship Fees       On a Portfolio-specific basis        On an asset-weighted basis among all
                                                                          domestic and global Portfolios
---------------------------------------------------------------------------------------------------------------------
   Foreign Custodianship Fees        On a Portfolio-specific basis        No change
---------------------------------------------------------------------------------------------------------------------
   Transaction Charges               On a Portfolio-specific basis        No change
---------------------------------------------------------------------------------------------------------------------
   Accounting Fee                    Equally across all Portfolios        On an asset-weighted basis among all
                                                                          Portfolios
---------------------------------------------------------------------------------------------------------------------
   Valuation Fee                     Equal basic fee for all Portfolios   No change
                                     plus a Portfolio-specific fee
---------------------------------------------------------------------------------------------------------------------
   Fund Administrative Service Fees  Equally across all Portfolios        On an asset-weighted basis among all
                                                                          Portfolios
---------------------------------------------------------------------------------------------------------------------
Proxy Vote Costs                     One-half equally across all          On an asset-weighted basis among all
                                     Portfolios to which the proxy        Portfolios to which the proxy applies
                                     applies and one-half on an
                                     asset-weighted basis among all
                                     such Portfolios
---------------------------------------------------------------------------------------------------------------------
Annual / Semi-Annual Report Costs    One-half equally across all          On an asset-weighted basis among all
                                     Portfolios and one-half on an        Portfolios
                                     asset-weighted basis among all
                                     Portfolios
---------------------------------------------------------------------------------------------------------------------
Trust Prospectus Costs               Equally across all Portfolios        On an asset-weighted basis among all
                                                                          Portfolios
---------------------------------------------------------------------------------------------------------------------
Legal Costs:
---------------------------------------------------------------------------------------------------------------------
   Trust Prospectus                  Equally across all Portfolios        On an asset-weighted basis among all
                                                                          Portfolios
---------------------------------------------------------------------------------------------------------------------
   Proxy Votes                       Equally across all Portfolios        On an asset-weighted basis among all
                                                                          Portfolios to which the proxy applies
---------------------------------------------------------------------------------------------------------------------
   General                           Equally across all Portfolios        On an asset-weighted basis among all
                                                                          Portfolios
---------------------------------------------------------------------------------------------------------------------
Auditing Costs                       One-half equally across all          On an asset-weighted basis among all
                                     Portfolios and one-half on an        Portfolios
                                     asset-weighted basis among all
                                     Portfolios
---------------------------------------------------------------------------------------------------------------------
Fidelity Bond Costs                  Equally across all Portfolios        On an asset-weighted basis among all
                                                                          Portfolios
---------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX F

               1998 VARIABLE SERIES TRUST NON-ADVISORY EXPENSES

                                    ($000)


PORTFOLIO                       Actual Allocation for 1998                    REVISED ALLOCATION
---------
                         Non-Advisory Expenses  JH Reimbursement*  Non-Advisory Expenses  JH Reimbursement**
Large Cap Growth                         319                  0                    534                   0
Sovereign Bond                           331                  0                    446                   0
Emerging Markets Equity                  125                112                     50                  43
International Equity Index               528                124                    399                 226
Global Equity                            150                126                     77                  61
Small Cap Growth                         167                 27                     59                   0
International Balanced                   269                199                    196                 165
Mid Cap Growth                           164                 15                     71                   0
Large Cap Value                          173                  0                     84                   0
Money Market                             167                  0                    194                   0
Mid Cap Value                            142                  0                     50                   0
Diversified Mid Cap Growth               270                  0                    104                   0
Bond Index                               100                 55                     14                   0
Small/Mid Cap CORE                       115                107                     12                   6
Real Estate Equities                     158                  0                     74                   0
Growth & Income                          787                  0                   1726                   0
Managed                                 1141                  0                   1594                   0
Short Term Bond                          149                  0                     38                   0
Small Cap Value                          156                 17                     43                   0
International Opportunities              267                145                    203                 138
Equity Index                             272                272                    188                   0
High Yield Bond                          105                 86                     10                   0
Strategic Bond                           149                 31                     39                   0

Totals                                 6,203              1,316                  6,203                 639

                                                                      APPENDIX G

             1998 VARIABLE SERIES TRUST NON-ADVISORY EXPENSE RATIOS

                                (in percentages)

-------------------------------------------------------------------------------------------
           PORTFOLIO              BASED UPON ACTUAL       BASED UPON          CHANGE IN
                                    ALLOCATION FOR         REVISED          EXPENSE RATIO
                                        1998*            ALLOCATION**
-------------------------------------------------------------------------------------------
Large Cap Growth                          2.8                 4.7               +1.9
-------------------------------------------------------------------------------------------
Sovereign Bond                            3.7                 4.9               +1.2
-------------------------------------------------------------------------------------------
Emerging Markets Equity                  25.0                10.0              -15.0
-------------------------------------------------------------------------------------------
International Equity Index               25.0                10.0              -15.0
-------------------------------------------------------------------------------------------
Global Equity                            25.0                10.0              -15.0
-------------------------------------------------------------------------------------------
Small Cap Growth                         22.3                 7.8              -14.5
-------------------------------------------------------------------------------------------
International Balanced                   25.0                10.0              -15.0
-------------------------------------------------------------------------------------------
Mid Cap Growth                           17.4                 7.5               -9.9
-------------------------------------------------------------------------------------------
Large Cap Value                          14.0                 6.8               -7.2
-------------------------------------------------------------------------------------------
Money Market                              4.2                 4.9               +0.7
-------------------------------------------------------------------------------------------
Mid Cap Value                            15.0                 5.3               -9.7
-------------------------------------------------------------------------------------------
Diversified Mid Cap Growth               13.9                 5.4               -8.5
-------------------------------------------------------------------------------------------
Bond Index                               25.0                 5.0              -20.0
-------------------------------------------------------------------------------------------
Small/Mid Cap CORE                       25.0                10.0              -15.0
-------------------------------------------------------------------------------------------
Real Estate Equities                     10.3                 4.8               -5.5
-------------------------------------------------------------------------------------------
Growth & Income                           2.1                 4.7               +2.6
-------------------------------------------------------------------------------------------
Managed                                   3.5                 4.8               +1.3
-------------------------------------------------------------------------------------------
Short Term Bond                          19.3                 4.9              -14.4
-------------------------------------------------------------------------------------------
Small Cap Value                          24.4                 6.7              -17.7
-------------------------------------------------------------------------------------------
International Opportunities              25.0                10.0              -15.0
-------------------------------------------------------------------------------------------
Equity Index                             11.7                 8.1               -3.6
-------------------------------------------------------------------------------------------
High Yield Bond                          25.0                 6.5              -18.5
-------------------------------------------------------------------------------------------
Strategic Bond                           22.3                 5.9              -16.4
-------------------------------------------------------------------------------------------
   ARITHMETIC                            16.8                 6.9               -9.9
      AVERAGE
-------------------------------------------------------------------------------------------

*   Based upon 0.25% expense cap
**  Based upon 0.10% expense cap

                                       VOTING INSTRUCTIONS FORM
    JOHN HANCOCK
VARIABLE SERIES TRUST 1          PLEASE SIGN, DATE AND RETURN ALL VOTING
                            INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-
                                             PAID ENVELOPE


                       Please detach card at perforation


JOHN HANCOCK VARIABLE SERIES TRUST 1   THESE VOTING INSTRUCTIONS ARE SOLICITED
FUND NAME PRINTS HERE                  BY THE TRUSTEES SPECIAL MEETING OF
                                       SHAREHOLDERS-APRIL 23, 1999-11:00 AM
                                               197 CLARENDON STREET
                                               BOSTON, MASSACHUSETTS

 A Special Meeting of Shareholders of the John Hancock Variable Series Trust 1 (the Fund") will be held at the office of John Hancock Variable Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m., on Friday, April 23, 1999. By signing and dating below, you instruct the persons named below to, and they will, vote each applicable proposal on the reverse side as marked or, if not marked, to vote "FOR" each applicable proposal, on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the special meeting. If you do not intend personally to attend the special meeting, please complete, detach and mail this form in the enclosed envelope at once.
THOMAS J. LEE AND MICHELE G. VAN LEER, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT THEREOF.



                                                 DATE:________________________

                                                      Please be sure to sign
                                                      and date this proxy.

                                                 -------------------------------



                                                 -------------------------------
                                                 Signature(s) of Shareholder(s)

                  Please detach at perforation before mailing



A SPECIAL MEETING OF SHAREHOLDERS OF THE VARIABLE SERIES TRUST I ("the Fund") WILL BE HELD AT THE OFFICE OF JOHN HANCOCK LIFE INSURANCE COMPANY, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS (TELEPHONE 1-800-732-5543) AT 11:00 A.M. ON FRIDAY, APRIL 23, 1999 FOR THE FOLLOWING PURPOSES:

           Please vote by filling in the appropriate box(es) below.

                                                                                                     FOR ALL
                                                                                   FOR ALL           EXCEPT               WITHHOLD
1. TO ELECT TRUSTEES TO THE BOARD OF TRUSTEES                                                     AS MARKED TO              ALL
   MICHELE G. VAN LEER, THOMAS J. LEE, WILLIAM H. DYSKTRA,                                          THE LEFT
   ELIZABETH G. COOK, DIANE C. KESSLER AND ROBERT VERDONCK                           [_]              [_]                   [_]

   To withhold authority for any individual nominee, print that nominee's name on the line below.

   ________________________________________________

2. (FOR THE GROWTH & INCOME, LARGE CAP GROWTH, REAL ESTATE EQUITY,
   AND SOVEREIGN BOND PORTFOLIOS ONLY)                                               FOR           AGAINST                ABSTAIN
   APPROVAL TO MAKE NON-FUNDAMENTAL THE INVESTMENT OBJECTIVES AND POLICIES OF        [_]             [_]                    [_]
   THE PORTFOLIO

3. (FOR THE MANAGED, GROWTH & INCOME, LARGE CAP GROWTH, REAL ESTATE EQUITY,          FOR           AGAINST                ABSTAIN
   SOVEREIGN BOND, AND MONEY MARKET PORTFOLIOS ONLY)                                 [_]             [_]                    [_]
   APPROVAL TO PERMIT THE PORTFOLIO TO ENGAGE IN SECURITIES LENDING.


4. (FOR THE DIVERSIFIED MID CAP GROWTH AND SHORT-TERM BOND PORTFOLIOS ONLY)          FOR           AGAINST                ABSTAIN
   A PROPOSAL TO CHANGE THE INVESTMENT RESTRICTIONS OF THE PORTFOLIO WITH            [_]             [_]                    [_]
   RESPECT TO ILLIQUID SECURITIES.

5. A PROPOSAL TO CHANGE METHOD FOR ALLOCATING NON-ADVISORY EXPENSES AND TO           FOR           AGAINST                ABSTAIN
   REDUCE THE "EXPENSE CAP"                                                          [_]             [_]                    [_]